Monolithic Power Systems
Q3 '23 Earnings Webinar

Michael Hsing – CEO and Founder
Bernie Blegen – EVP and CFO

October 30, 2023

Safe Harbor Statement

This press release contains, and statements that will be made during the accompanying webinar will contain, forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including under the sections "Business Outlook" and the quote from our CEO herein, including, among other things, (i) projected revenue, GAAP and non-GAAP gross margin, GAAP and non-GAAP operating expenses, stock-based compensation expenses, interest and other income, and fully diluted shares outstanding, (ii) our outlook for the fourth quarter of fiscal year 2023 and the near-term, medium-term and long-term prospects of the company, including our performance against our business plan, our ability to grow despite the softening in our business, our industry and the global economic environment, revenue growth in certain of our market segments, potential new business segments, our continued investment into R&D, expected revenue growth, customers' acceptance of our new product offerings, the prospects of our new product development, our expectations regarding market and industry segment trends and prospects, and our projected expansion of capacity and the impact it may have on our business, (iii) our ability to penetrate new markets and expand our market share, (iv) the seasonality of our business, (v) our ability to reduce our expenses, and (vi) statements of the assumptions underlying or relating to any statement described in (i), (ii), (iii), (iv), or (v). These forward-looking statements are not historical facts or guarantees of future performance or events, are based on current expectations, estimates, beliefs, assumptions, goals, and objectives, and involve significant known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from the results expressed by these statements. Readers of this press release and listeners to the accompanying conference call are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. Factors that could cause actual results to differ include, but are not limited to, continued downturn in the global economy, including due to the Russia-Ukraine and Israel-Gaza conflicts, inflation, consumer sentiment and other factors, ; adverse events arising from orders or regulations of governmental entities, including such orders or regulations that impact our customers or suppliers, and adoption of new or amended accounting standards; adverse changes in laws and government regulations such as tariffs on imports of foreign goods, export regulations and export classifications, including in foreign countries where MPS has offices or operations; the effect of export controls, trade and economic sanctions regulations and other regulatory or contractual limitations on our ability to sell or develop our products in certain foreign markets, particularly in China; our ability to obtain governmental licenses and approvals for international trading activities or technology transfers, including export licenses; acceptance of, or demand for, our products, in particular the new products launched recently, being different than expected; our ability to increase market share in our targeted markets; difficulty in predicting or budgeting for future customer demand and channel inventories, expenses and financial contingencies (including as a result of any continuing impact from the Russia-Ukraine and Israel-Gaza conflicts); our ability to efficiently and effectively develop new products and receive a return on our R&D expense investment; our ability to attract new customers and retain existing customers; our ability to meet customer demand for our products due to constraints on our third-party suppliers' ability to manufacture sufficient quantities of our products or otherwise; our ability to expand manufacturing capacity to support future growth; adverse changes in production and testing efficiency of our products; any political, cultural, regulatory, economic, foreign exchange and operational changes in China, where a significant portion of our manufacturing capacity comes from; any market disruptions or interruptions in our schedule of new product development releases; our ability to manage our inventory levels; adequate supply of our products from our third-party manufacturing partners; adverse changes or developments in the semiconductor industry generally, which is cyclical in nature, and our ability to adjust our operations to address such changes or developments; the ongoing consolidation of companies in the semiconductor industry; competition generally and the increasingly competitive nature of our industry; our ability to realize the anticipated benefits of companies and products that we acquire, and our ability to effectively and efficiently integrate these acquired companies and products into our operations; the risks, uncertainties and costs of litigation in which we are involved; the outcome of any upcoming trials, hearings, motions and appeals; the adverse impact on our financial performance if its tax and litigation provisions are inadequate; our ability to effectively manage our growth and attract and retain qualified personnel; the effect of epidemics and pandemics on the global economy and on our business; the risks associated with the financial market, economy and geopolitical uncertainties, including the recent banking collapse and the Russia-Ukraine and Israel-Gaza conflicts; and other important risk factors identified under the caption "Risk Factors" and elsewhere in our Securities and Exchange Commission ("SEC") filings, including, but not limited to, our Annual Report on Form 10-K filed with the SEC on February 24, 2023 and our Quarterly Reports on Form 10-Q filed with the SEC on May 5, 2023 and August 4, 2023. The forward-looking statements in this press release and statements made during the accompanying webinar represent our projections and current expectations, as of the date hereof, not predictions of actual performance, and should not be unduly relied upon. We assume no obligation to update the information in this press release or in the accompanying webinar.

Non-GAAP Measures

(1) Non-GAAP net income, non-GAAP net income per share, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP other income, net, non-GAAP operating income and non-GAAP income before income taxes differ from net income, net income per share, gross margin, operating expenses, other income (expense), net, operating income and income before income taxes determined in accordance with Generally Accepted Accounting Principles in the United States ("GAAP"). Non-GAAP net income and non-GAAP net income per share exclude the effect of stock-based compensation expense, net deferred compensation plan expense (income), amortization of purchased intangible assets and related tax effects. Non-GAAP gross margin excludes the effect of stock-based compensation expense and deferred compensation plan expense (income). Non-GAAP operating expenses exclude the effect of stock-based compensation expense, amortization of purchased intangible assets and deferred compensation plan income (expense). Non-GAAP other income, net excludes the effect of deferred compensation plan expense (income). Non-GAAP operating income excludes the effect of stock-based compensation expense, amortization of purchased intangible assets and deferred compensation plan expense (income). Non-GAAP income before income taxes excludes the effect of stock-based compensation expense, amortization of purchased intangible assets and net deferred compensation plan expense (income). Projected non-GAAP gross margin excludes the effect of stock-based compensation expense. Projected non-GAAP operating expenses exclude the effect of stock-based compensation expense. These non-GAAP financial measures are not prepared in accordance with GAAP and should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. A schedule reconciling non-GAAP financial measures is included at the end of this press release. MPS utilizes both GAAP and non-GAAP financial measures to assess what it believes to be its core operating performance and to evaluate and manage its internal business and assist in making financial operating decisions. MPS believes that the inclusion of non-GAAP financial measures, together with GAAP measures, provides investors with an alternative presentation useful to investors' understanding of MPS's core operating results and trends. Additionally, MPS believes that the inclusion of non-GAAP measures, together with GAAP measures, provides investors with an additional dimension of comparability to similar companies. However, investors should be aware that non-GAAP financial measures utilized by other companies are not likely to be comparable in most cases to the non-GAAP financial measures used by MPS.

Quarterly Revenue 2020 to 2023



$ in millions
$500
$450
$400
$350
$300
$250
$200
$150
$100
$165.8
$254.5
$377.7
$451.1
$186.2
$293.3
$461.0
$441.1
$259.4
$323.5
$495.4
$474.9
$233.0
$336.5
$460.0
'20
'21
'22
'23
Q1
Q2
Q3
Q4

MPS

Revenue by Market – Q3'23

	% Change From		Revenue	
	Q2'23	Q3'22	% of Total	$million
Enterprise Data	106.2%	31.4%	20.8%	$98.9
Storage and Computing	3.9	14.7	27.3	129.5
Consumer	(4.3)	(30.1)	13.1	62.4
Communications	(5.1)	(35.3)	9.9	46.8
Automotive	(8.8)	9.3	20.0	95.2
Industrial	(15.3)	(28.2)	8.9	42.1
Total Revenue	7.6%	(4.1)%	100.0%	$474.9

MPS

General Business Conditions

Selected P&L Data

$ and shares in millions, except per share amounts

	Q3'23	Q2'23	Q3'22
Revenue	$474.9	$441.1	$495.4
GAAP			
Gross Margin	55.5%	56.1%	58.7%
OPEX	$128.0	$135.4	$139.0
Operating Income	$135.6	$112.3	$151.9
Operating Margin	28.5%	25.5%	30.7%
Stock Comp.	$33.6	$38.0	$43.0
Net Income	$121.2	$99.5	$124.3
EPS	**$2.48**	**$2.04**	**$2.57**
Shares O/S (FD)	48.8	48.8	48.3
Non-GAAP			
Gross Margin	55.7%	56.5%	59.0%
OPEX	$96.6	$96.0	$98.4
Operating Income	$167.8	$153.1	$193.7
Operating Margin	35.3%	34.7%	39.1%
Net Income	$150.3	$137.5	$170.7
EPS	**$3.08**	**$2.82**	**$3.53**

MPS

Selected Balance Sheet Data

$ in millions

	Q3'23	Q2'23	Q3'22
Cash, Cash Equivalents & Investments	$1,042.9	$941.1	$738.1
Cash Flow from Operations	$175.9	$90.2	($18.2)
Capital Spending	$27.1	$7.8	$7.3
Accounts Receivable			
Dollars	$185.8	$169.2	$153.4
Days	36	35	28
Inventory			
Dollars	$397.3	$427.4	$397.4
Days – Current quarter revenue	171	201	177
Next quarter's revenue	180	184	188

MPS

2023 Q4 Outlook

$ and shares in millions

	Range	
	From	To
Revenue	$442.0	$462.0
GAAP		
Gross Margin	55.2%	55.8%
Operating Expenses	$127.1	$131.1
Non-GAAP		
Gross Margin	55.4%	56.0%
Operating Expenses	$95.9	$97.9
Total Stock Compensation Expense	$32.2	$34.2
Interest Income	$4.1	$4.5
Shares Outstanding (FD)	48.7	49.1

MPS

Monolithic Power Systems
Q3 '23 Earnings Webinar

Michael Hsing – CEO and Founder
Bernie Blegen – EVP and CFO

October 30, 2023

MPS

Net Income to Non-GAAP Net Income Reconciliation

RECONCILIATION OF NET INCOME TO NON-GAAP NET INCOME

(Unaudited, in thousands, except per share amounts)

	Three Months Ended September		Nine Months Ended September	
	2023	2022	2023	2022
Net income	$ 121,163	$ 124,337	$ 330,469	$ 318,582
Adjustments to reconcile net income to non-GAAP net income:				
Stock-based compensation expense	33,603	42,997	108,604	125,723
Amortization of purchased intangible assets	33	33	99	99
Deferred compensation plan expense (income), net	256	125	767	(350)
Tax effect	(4,777)	3,161	(6,144)	1,885
Non-GAAP net income	$ 150,278	$ 170,653	$ 433,795	$ 445,939
Non-GAAP net income per share:				
Basic	$ 3.15	$ 3.64	$ 9.13	$ 9.56
Diluted	$ 3.08	$ 3.53	$ 8.90	$ 9.23
Shares used in the calculation of non-GAAP net income per share:				
Basic	47,780	46,829	47,501	46,643
Diluted	48,792	48,349	48,734	48,295

MPS

GAAP to Non-GAAP Reconciliation

RECONCILIATION OF GROSS MARGIN TO NON-GAAP GROSS MARGIN

(Unaudited, in thousands)

	Three Months Ended September		Nine Months Ended September	
	2023	2022	2023	2022
Gross profit	$ 263,541	$ 290,902	$ 769,996	$ 780,743
Gross margin	55.5%	58.7%	56.3%	58.5%
Adjustments to reconcile gross profit to non-GAAP gross profit:				
Stock-based compensation expense	1,020	1,186	3,317	3,691
Deferred compensation plan expense (income)	(75)	5	385	(46)
Non-GAAP gross profit	$ 264,486	$ 292,093	$ 773,698	$ 784,388
Non-GAAP gross margin	55.7%	59.0%	56.6%	58.8%

RECONCILIATION OF OPERATING EXPENSES TO NON-GAAP OPERATING EXPENSES

(Unaudited, in thousands)

	Three Months Ended September		Nine Months Ended September	
	2023	2022	2023	2022
Total operating expenses	$ 127,975	$ 139,031	$ 397,829	$ 390,850
Adjustments to reconcile total operating expenses to non-GAAP total operating expenses:				
Stock-based compensation expense	(32,583)	(41,811)	(105,287)	(122,032)
Amortization of purchased intangible assets	(33)	(33)	(99)	(99)
Deferred compensation plan income (expense)	1,280	1,210	(3,793)	8,911
Non-GAAP operating expenses	$ 96,639	$ 98,397	$ 288,650	$ 277,630

GAAP to Non-GAAP Reconciliation

RECONCILIATION OF OPERATING INCOME TO NON-GAAP OPERATING INCOME

(Unaudited, in thousands)

	Three Months Ended September		Nine Months Ended September 30,	
	2023	2022	2023	2022
Total operating income	$ 135,566	$ 151,871	$ 372,167	$ 389,893
Adjustments to reconcile total operating income to non-GAAP total operating income:				
Stock-based compensation expense	33,603	42,997	108,604	125,723
Amortization of purchased intangible assets	33	33	99	99
Deferred compensation plan expense (income)	(1,355)	(1,205)	4,178	(8,957)
Non-GAAP operating income	$ 167,847	$ 193,696	$ 485,048	$ 506,758

RECONCILIATION OF OTHER INCOME (EXPENSE), NET, TO NON-GAAP OTHER INCOME, NET

(Unaudited, in thousands)

	Three Months Ended September		Nine Months Ended September 30,	
	2023	2022	2023	2022
Total other income (expense), net	$ 2,289	$ 5	$ 14,129	$ (5,720)
Adjustments to reconcile other income (expense), net to non-GAAP other income, net:				
Deferred compensation plan expense (income)	1,611	1,330	(3,411)	8,607
Non-GAAP other income, net	$ 3,900	$ 1,335	$ 10,718	$ 2,887

RECONCILIATION OF INCOME BEFORE INCOME TAXES TO NON-GAAP INCOME BEFORE INCOME TAXES

(Unaudited, in thousands)

	Three Months Ended September		Nine Months Ended September 30,	
	2023	2022	2023	2022
Total income before income taxes	$ 137,855	$ 151,876	$ 386,296	$ 384,173
Adjustments to reconcile income before income taxes to non-GAAP income before income taxes:				
Stock-based compensation expense	33,603	42,997	108,604	125,723
Amortization of purchased intangible assets	33	33	99	99
Deferred compensation plan expense (income), net	256	125	767	(350)
Non-GAAP income before income taxes	$ 171,747	$ 195,031	$ 495,766	$ 509,645

GAAP to Non-GAAP Reconciliation

2023 FOURTH QUARTER OUTLOOK
RECONCILIATION OF GROSS MARGIN TO NON-GAAP GROSS MARGIN
(Unaudited)

	Three Months Ending December 31, 2023	
	Low	High
Gross margin	55.2%	55.8%
Adjustment to reconcile gross margin to non-GAAP gross margin:		
Stock-based compensation expense	0.2%	0.2%
Non-GAAP gross margin	55.4%	56.0%

RECONCILIATION OF OPERATING EXPENSES TO NON-GAAP OPERATING EXPENSES
(Unaudited, in thousands)

	Three Months Ending December 31, 2023	
	Low	High
Operating expenses	$ 127,100	$ 131,100
Adjustments to reconcile operating expenses to non-GAAP operating expenses:		
Stock-based compensation expense	(31,200)	(33,200)
Non-GAAP operating expenses	95,900	97,900